GARTMORE MUTUAL FUNDS

                         Nationwide  S&P 500 Index Fund
                         Nationwide  Mid Cap Index Fund
                        Nationwide  Small Cap Index Fund
                      Nationwide  International Index Fund
                           Nationwide  Bond Index Fund

                  Prospectus Supplement dated February 9, 2004
                        to Prospectus dated March 1, 2003
                 (as previously supplemented December 30, 2003)

     Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

1. The disclosure with respect to the reduction of sales charges on Class A shares found on page 30 of the above-referenced prospectus is deleted and replaced with the following:

     FRONT-END  SALES  CHARGES
     CLASS  A  SALES  CHARGES

     The chart below shows the Class A sales charges, which decrease as the amount of your investment increases.

     CLASS  A  SHARES

                           Sales  Charge
                               as  a
                          Percentage  of
                      --------------------------     Dealer
                                                    Commission
Amount                Offering       Amount            as a
of                      Price       Invested       percentage of
purchase                         (Approximately)  Offering Price
--------------------  ---------  ---------------  ---------------
Less than $50,000. .     5.75%            6.10%            5.00%
50,000 to $99,999 .      4.75             4.99             4.00
100,000 to $249,999      3.50             3.63             3.00
250,000 to $499,999      2.50             2.56             2.00
500,000 to $999,999      2.00             2.04             1.75
1 million or more .      None             None             None

2. The Board of Trustees of Gartmore Mutual Funds has adopted procedures for redemptions in-kind of affiliated persons of a Fund. Affiliated persons of a Fund include shareholders who are affiliates of a Fund's investment adviser and shareholders of a Fund owning 5% or more of the outstanding shares of that Fund. These procedures provide that a redemption in-kind shall be effected at approximately the affiliated shareholder's proportionate share of the Fund's current net assets, and are designed so that such redemptions will not favor the affiliated shareholder to the detriment of any other shareholder.

      INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE
                                   REFERENCE.